Exhibit 99.1

NYSE:BLD

A leading installer and specialty distributor of insulation and related building material products to the construction industry in the United States and Canada

TopBuild Reports Third Quarter 2023 Results

●	1.9% increase in net sales
●	31.7% gross margin
●	17.9% operating margin, 18.5% on an adjusted basis
●	21.4% adjusted EBITDA margin

Third Quarter Financial Highlights

(unless otherwise indicated, comparisons are to the three months ended September 30, 2022)

3 Months Ended 9/30/23	Reported	Change

“TopBuild continues to perform well and produce solid operating results, a testament to our team’s hard work and focus on profitable growth. We are particularly pleased with the performance of our non-residential business. Both our Installation and Specialty Distribution segments reported mid-single digit volume growth related to the commercial and industrial end markets they serve.

“Our strong track record of executing on our plan can be attributed, in part, to our relentless focus on driving improvements in both productivity and operational efficiencies.

“In addition, our unique and diversified business model provides multiple avenues for growth, and we see continued opportunities in all three end markets we serve.”

ROBERT BUCK, PRESIDENT & CEO, TOPBUILD

Sales	$1,326,120	1.9%
Gross Margin	31.7%	130 bps
SG&A as % of revenue	13.8%	50 bps
Operating Profit	$237,492	6.6%
Operating Margin	17.9%	80 bps
Net Income	$167,602	9.0%
Net Income per diluted share	$5.27	10.7%

3 Months Ended 9/30/23	Adjusted	Change
Sales	$1,326,120	1.9%
Gross Margin	31.7%	130 bps
SG&A as % of revenue	13.2%	0 bps
Operating Profit	$245,932	9.7%
Operating Margin	18.5%	130 bps
Net Income	$172,507	11.4%
Net Income per diluted share	$5.43	13.1%
EBITDA	$283,690	9.4%
EBITDA Margin	21.4%	150 bps

NYSE:BLD	October 31, 2023	topbuild.com

Nine Month Financial Highlights

(comparisons are to the nine months ended September 30, 2022)

9 Months Ended 9/30/23	Reported	Change
Sales	$3,908,620	4.4%
Gross Margin	31.0%	130 bps
SG&A as % of revenue	13.8%	0 bps
Operating Profit	$674,025	13.5%
Operating Margin	17.2%	130 bps
Net Income	$467,870	13.5%
Net Income per diluted share	$14.74	16.7%

9 Months Ended 9/30/23	Adjusted	Change
Sales	$3,908,620	4.4%
Gross Margin	31.0%	130 bps
SG&A as % of revenue	13.4%	(20 bps)
Operating Profit	$688,224	14.6%
Operating Margin	17.6%	160 bps
Net Income	$477,551	15.1%
Net Income per diluted share	$15.04	18.3%
EBITDA	$797,520	13.4%
EBITDA Margin	20.4%	160 bps

Operating Segment Highlights ($ in 000s)

(comparisons are to the period ended September 30, 2022)

Installation	3 Months Ended 9/30/23	9 Months Ended 9/30/23	Specialty Distribution	3 Months Ended 9/30/23	9 Months Ended 9/30/23
Sales	$821,673	$2,397,818	Sales	$571,009	$1,703,871
Change			Change
Volume	-3.5%	1.4%	Volume	-0.2%	-2.0%
Price	3.6%	4.0%	Price	-1.9%	1.4%
M&A	4.8%	3.1%	M&A	0.0%	0.0%
Total Change	4.9%	8.6%	Total Change	-2.1%	-0.7%
Operating Margin	21.3%	20.6%	Operating Margin	15.5%	14.5%
Change	160 bps	220 bps	Change	40 bps	20 bps
Adj. Operating Margin	21.6%	20.7%	Adj. Operating Margin	15.5%	14.6%
Change	200 bps	230 bps	Change	20 bps	20 bps
Adj. EBITDA Margin	23.7%	22.9%	Adj. EBITDA Margin	18.2%	17.2%
Change	210 bps	230 bps	Change	20 bps	20 bps

NYSE:BLD	October 31, 2023	topbuild.com

3

Capital Allocation

Acquisitions

Through October 31, the Company has completed four acquisitions which are expected to contribute approximately $173 million in annual revenue. In addition, the Company announced in late July its agreement to acquire Specialty Products and Insulation (“SPI”) in an all-cash transaction valued at $960 million. This leading North American specialty distributor and custom fabricator of mechanical insulation is expected to generate annual revenue of approximately $700 million.

2023 Outlook(1)

($ in millions)

“We generate significant free cash flow and acquisitions remain our number one capital allocation priority. Our seasoned M&A team continues to identify strong prospects in our residential, commercial, and industrial insulation end markets and we expect to remain active on this front.”

ROBERT BUCK, PRESIDENT & CEO, TOPBUILD

2023	Low	High
Sales	$5,130	$5,210
Adjusted EBITDA*	$1,025	$1,055
*See table for adjusted EBITDA reconciliation.

(1) This outlook reflects management’s current view of present and future market conditions and are based on assumptions such as housing starts and completions, general and administrative expenses, weighted average diluted shares outstanding and interest rates.  These targets do not include any effects related to potential acquisitions or divestitures that may occur after the date of this press release.

Conference Call

A conference call to discuss third quarter 2023 financial results is scheduled for today, Tuesday, October 31, at 9:00 a.m. Eastern Time.  The call may be accessed by dialing (877) 407-9037.  The conference call will be webcast simultaneously on the Company’s website at www.topbuild.com. In addition, a copy of management’s formal remarks and a presentation that summarizes management’s formal remarks will be available immediately prior to the conference call on www.topbuild.com.

About TopBuild

TopBuild Corp., headquartered in Daytona Beach, Florida, is a leading installer and specialty distributor of insulation and related building material products to the construction industry in the United States and Canada. We provide insulation installation services nationwide through our Installation segment which has approximately 240 branches located across the United States. We distribute building and mechanical insulation, insulation accessories and other building product materials for the residential, commercial, and industrial end markets through our Specialty Distribution business. Our Specialty Distribution network encompasses approximately 170 branches. To learn more about TopBuild please visit our website at www.topbuild.com.

Use of Non-GAAP Financial Measures

Adjusted EBITDA, incremental EBITDA margin, adjusted EBITDA margin, the “adjusted” financial measures presented above, and figures presented on a “same branch basis” are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”).  The Company believes that these non-GAAP financial measures, which are used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. We define same branch sales as sales from branches in operation for at least 12 full calendar months.  Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in tables contained in this press release.

NYSE:BLD	October 31, 2023	topbuild.com

4

Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under GAAP.  Additional information may be found in the Company’s filings with the Securities and Exchange Commission which are available on TopBuild’s website under “SEC Filings” at www.topbuild.com.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act.  These forward-looking statements may address, among other things, our expected financial and operational results, the related assumptions underlying our expected results, and our plan to repurchase our common stock under stock repurchase transactions. These forward-looking statements can be identified by words such as “will,” “would,” “anticipate,” “expect,” “believe,” “designed,” “plan,” “may,” “project,” “estimate” or “intend,” the negative of these terms, and similar references to future periods.  These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements.  Our forward-looking statements contained herein speak only as of the date of this press release.  Factors or events that we cannot predict, including those described in the risk factors contained in our filings with the Securities and Exchange Commission, may cause our actual results to differ from those expressed in forward-looking statements.  Although TopBuild believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be achieved and it undertakes no obligation to update any forward-looking statements as a result of new information, future events, or otherwise, except as required by applicable law.

Investor Relations and Media Contact

Tabitha Zane

tabitha.zane@topbuild.com
386-763-8801

(tables follow)

NYSE:BLD	October 31, 2023	topbuild.com

TopBuild Corp.

Condensed Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per common share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net sales	$1,326,120	$1,300,998	$3,908,620	$3,744,201
Cost of sales	905,430	905,250	2,695,916	2,633,155
Gross profit	420,690	395,748	1,212,704	1,111,046

Selling, general, and administrative expense	183,198	172,874	538,679	516,997
Operating profit	237,492	222,874	674,025	594,049

Other income (expense), net:
Interest expense	(18,830)	(14,561)	(55,427)	(39,936)
Other, net	6,015	(303)	12,542	103
Other expense, net	(12,815)	(14,864)	(42,885)	(39,833)
Income before income taxes	224,677	208,010	631,140	554,216

Income tax expense	(57,075)	(54,264)	(163,270)	(142,060)
Net income	$167,602	$153,746	$467,870	$412,156

Net income per common share:
Basic	$5.30	$4.79	$14.81	$12.72
Diluted	$5.27	$4.76	$14.74	12.63

Weighted average shares outstanding:
Basic	31,615,110	32,076,285	31,588,740	32,404,275
Diluted	31,788,812	32,279,820	31,744,856	32,643,161

NYSE:BLD	October 31, 2023	topbuild.com

TopBuild Corp.

Condensed Consolidated Statements of Comprehensive Income (Unaudited)

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net income	$167,602	$153,746	$467,870	$412,156
Other comprehensive (loss) income:
Foreign currency translation adjustment	(3,008)	(15,158)	3,029	(14,133)
Comprehensive income	$164,594	$138,588	$470,899	$398,023

NYSE:BLD	October 31, 2023	topbuild.com

TopBuild Corp.

Condensed Consolidated Balance Sheets and Other Financial Data (Unaudited)

(dollars in thousands)

	As of
	September 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$615,612	$240,069
Receivables, net of an allowance for credit losses of $17,880 at September 30, 2023, and $16,281 at December 31, 2022	870,890	836,071
Inventories, net	357,179	438,644
Prepaid expenses and other current assets	38,104	34,257
Total current assets	1,881,785	1,549,041

Right of use assets	209,707	205,892
Property and equipment, net	264,581	253,484
Goodwill	2,039,777	1,966,994
Other intangible assets, net	606,940	614,967
Other assets	11,300	16,453
Total assets	$5,014,090	$4,606,831

LIABILITIES
Current liabilities:
Accounts payable	$455,840	$487,114
Current portion of long-term debt	48,057	40,068
Accrued liabilities	183,084	199,370
Short-term operating lease liabilities	64,632	60,880
Short-term finance lease liabilities	2,057	2,207
Total current liabilities	753,670	789,639

Long-term debt	1,383,717	1,417,257
Deferred tax liabilities, net	252,419	251,481
Long-term portion of insurance reserves	58,343	59,783
Long-term operating lease liabilities	151,970	149,943
Long-term finance lease liabilities	4,596	6,673
Other liabilities	1,548	2,349
Total liabilities	2,606,263	2,677,125

EQUITY	2,407,827	1,929,706
Total liabilities and equity	$5,014,090	$4,606,831

	As of September 30,
	2023	2022
Other Financial Data
Receivable days	51	48
Inventory days	36	48
Accounts payable days	60	63
Receivables, net plus inventories, net less accounts payable	$772,229	$752,750
Receivables, net plus inventories, net less accounts payable as a percent of sales (TTM) †	14.6%	15.5%

† Trailing 12 months sales have been adjusted for the pro forma effect of acquired branches

NYSE:BLD	October 31, 2023	topbuild.com

TopBuild Corp.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Nine Months Ended September 30,
	2023	2022
Cash Flows Provided by (Used in) Operating Activities:
Net income	$467,870	$412,156
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	98,216	93,051
Share-based compensation	11,080	9,673
Loss on sale of assets	2,733	76
Amortization of debt issuance costs	2,161	2,147
Provision for bad debt expense	7,380	8,837
Loss from inventory obsolescence	3,617	5,127
Change in certain assets and liabilities:
Receivables, net	(52,482)	(152,578)
Inventories, net	82,960	(101,148)
Prepaid expenses and other current assets	(3,267)	(807)
Accounts payable	(21,361)	49,079
Accrued liabilities	(9,027)	3,469
Other, net	(1,402)	6,548
Net cash provided by operating activities	588,478	335,630

Cash Flows Provided by (Used in) Investing Activities:
Purchases of property and equipment	(48,076)	(56,044)
Acquisition of businesses, net of cash acquired	(147,614)	(20,500)
Proceeds from sale of assets	14,674	2,877
Net cash used in investing activities	(181,016)	(73,667)

Cash Flows Provided by (Used in) Financing Activities:
Repayment of long-term debt	(27,711)	(28,968)
Proceeds from revolving credit facility	—	70,000
Repayment of revolving credit facility	—	(70,000)
Taxes withheld and paid on employees' equity awards	(6,350)	(11,719)
Exercise of stock options	2,489	2,028
Repurchase of shares of common stock	—	(200,050)
Payment of contingent consideration	(300)	(1,674)
Net cash used in financing activities	(31,872)	(240,383)
Impact of exchange rate changes on cash	(47)	(1,975)
Net increase in cash and cash equivalents	375,543	19,605
Cash and cash equivalents - Beginning of period	240,069	139,779
Cash and cash equivalents - End of period	$615,612	$159,384

Supplemental disclosure of noncash activities:
Leased assets obtained in exchange for new operating lease liabilities	$45,525	$80,186
Accruals for property and equipment	305	395

NYSE:BLD	October 31, 2023	topbuild.com

TopBuild Corp.

Segment Data (Unaudited)

(dollars in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2023	2022	Change	2023	2022	Change
Installation
Sales	$821,673	$783,056	4.9%	$2,397,818	$2,208,717	8.6%

Operating profit, as reported	$175,218	$154,236		$494,394	$406,835
Operating margin, as reported	21.3%	19.7%		20.6%	18.4%

Rationalization charges	1,882	(807)		1,882	(334)
Acquisition related costs	26	15		516	112
Operating profit, as adjusted	$177,126	$153,444		$496,792	$406,613
Operating margin, as adjusted	21.6%	19.6%		20.7%	18.4%

Share-based compensation	436	268		1,124	956
Depreciation and amortization	17,417	15,610		50,700	46,615
EBITDA, as adjusted	$194,979	$169,322	15.2%	$548,616	$454,184	20.8%
EBITDA margin, as adjusted	23.7%	21.6%		22.9%	20.6%

Specialty Distribution
Sales	$571,009	$583,543	(2.1)%	$1,703,871	$1,715,196	(0.7)%

Operating profit, as reported	$88,269	$88,364		$247,583	$245,534
Operating margin, as reported	15.5%	15.1%		14.5%	14.3%

Acquisition related costs	10	660		350	1,235
Operating profit, as adjusted	$88,279	$89,024		$247,933	$246,769
Operating margin, as adjusted	15.5%	15.3%		14.6%	14.4%

Share-based compensation	434	296		987	938
Depreciation and amortization	15,102	15,662		44,414	43,697
EBITDA, as adjusted	$103,815	$104,982	(1.1)%	$293,334	$291,404	0.7%
EBITDA margin, as adjusted	18.2%	18.0%		17.2%	17.0%

NYSE:BLD	October 31, 2023	topbuild.com

TopBuild Corp.

Adjusted EBITDA (Unaudited)

(dollars in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2023	2022	Change	2023	2022	Change
Total net sales
Sales before eliminations	$1,392,682	$1,366,599		$4,101,689	$3,923,913
Intercompany eliminations	(66,562)	(65,601)		(193,069)	(179,712)
Net sales after eliminations	$1,326,120	$1,300,998	1.9%	$3,908,620	$3,744,201	4.4%

Operating profit, as reported - segments	$263,487	$242,600		$741,977	$652,369
General corporate expense, net	(14,494)	(8,920)		(35,280)	(28,371)
Intercompany eliminations	(11,501)	(10,806)		(32,672)	(29,949)
Operating profit, as reported	$237,492	$222,874		$674,025	$594,049
Operating margin, as reported	17.9%	17.1%		17.2%	15.9%

Rationalization charges	1,882	(807)		1,882	(334)
Acquisition related costs †	6,558	2,107		12,317	6,759
Operating profit, as adjusted	$245,932	$224,174		$688,224	$600,474
Operating margin, as adjusted	18.5%	17.2%		17.6%	16.0%

Share-based compensation	4,194	2,611		11,080	9,673
Depreciation and amortization	33,564	32,430		98,216	93,051
EBITDA, as adjusted	$283,690	$259,215	9.4%	$797,520	$703,198	13.4%
EBITDA margin, as adjusted	21.4%	19.9%		20.4%	18.8%

Sales change period over period	25,122			164,419
EBITDA, as adjusted, change period over period	24,475			94,322
Incremental EBITDA, as adjusted, as a percentage of change in sales	97.4%			57.4%

† Acquisition related costs include corporate level adjustments as well as segment operating adjustments.

NYSE:BLD	October 31, 2023	topbuild.com

TopBuild Corp.

Non-GAAP Reconciliations (Unaudited)

(in thousands, except share and per common share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Gross Profit Reconciliation

Net sales	$1,326,120	$1,300,998	$3,908,620	$3,744,201

Gross profit, as reported	$420,690	$395,748	$1,212,704	$1,111,046

Acquisition related costs	-	-	-	121
Gross profit, as adjusted	$420,690	$395,748	$1,212,704	$1,111,167

Gross margin, as reported	31.7%	30.4%	31.0%	29.7%
Gross margin, as adjusted	31.7%	30.4%	31.0%	29.7%

Selling, General and Administrative Expense Reconciliation

Selling, general, and administrative expense, as reported	$183,198	$172,874	$538,679	$516,997

Rationalization charges	1,882	(807)	1,882	(334)
Acquisition related costs	6,558	2,107	12,317	6,638
Selling, general, and administrative expense, as adjusted	$174,758	$171,574	$524,480	$510,693

Operating Profit Reconciliation

Operating profit, as reported	$237,492	$222,874	$674,025	$594,049

Rationalization charges	1,882	(807)	1,882	(334)
Acquisition related costs	6,558	2,107	12,317	6,759
Operating profit, as adjusted	$245,932	$224,174	$688,224	$600,474

Operating margin, as reported	17.9%	17.1%	17.2%	15.9%
Operating margin, as adjusted	18.5%	17.2%	17.6%	16.0%

Income Per Common Share Reconciliation

Income before income taxes, as reported	$224,677	$208,010	$631,140	$554,216

Rationalization charges	1,882	(807)	1,882	(334)
Acquisition related costs	6,558	2,107	12,317	6,759
Income before income taxes, as adjusted	233,117	209,310	645,339	560,641

Tax rate at 26.0%	(60,610)	(54,421)	(167,788)	(145,767)
Income, as adjusted	$172,507	$154,889	$477,551	$414,874

Income per common share, as adjusted	$5.43	$4.80	$15.04	$12.71

Weighted average diluted common shares outstanding	31,788,812	32,279,820	31,744,856	32,643,161

NYSE:BLD	October 31, 2023	topbuild.com

TopBuild Corp.

Same Branch and Acquisition Metrics (Unaudited)

(dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net sales
Same branch:
Installation	$784,025	$783,056	$2,328,800	$2,208,717
Specialty Distribution	571,009	583,543	1,703,871	1,715,196
Eliminations	(66,562)	(65,601)	(193,069)	(179,712)
Total same branch	$1,288,472	$1,300,998	$3,839,602	$3,744,201

Acquisitions (a):
Installation	$37,648	$-	$69,018	$-
Total acquisitions	37,648	-	69,018	-
Total	$1,326,120	$1,300,998	$3,908,620	$3,744,201

EBITDA, as adjusted
Same branch	$277,497	$259,215	$787,212	$703,198
Acquisitions (a)	6,193	-	10,308	-
Total	$283,690	$259,215	$797,520	$703,198

EBITDA, as adjusted, as a percentage of sales
Same branch (b)	21.5%		20.5%
Acquisitions (c)	16.4%		14.9%
Total (d)	21.4%	19.9%	20.4%	18.8%

As Adjusted Incremental EBITDA, as a percentage of change in sales
Same branch (e)	NM		88.1%
Acquisitions (c)	16.4%		14.9%
Total (f)	97.4%		57.4%

(a) Represents current year impact of acquisitions in their first twelve months

(b) Same branch metric, as adjusted, as a percentage of same branch sales

(c) Acquired metric, as adjusted, as a percentage of acquired sales

(d) Total EBITDA, as adjusted, as a percentage of total sales

(e) Change in same branch EBITDA, as adjusted, as a percentage of change in same branch sales

(f) Change in total EBITDA, as adjusted, as a percentage of change in total sales

NM Not Meaningful

NYSE:BLD	October 31, 2023	topbuild.com

TopBuild Corp.

Reconciliation of Adjusted EBITDA to Net Income (Unaudited)

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net income, as reported	$167,602	$153,746	$467,870	$412,156
Adjustments to arrive at EBITDA, as adjusted:
Interest expense and other, net	12,815	14,864	42,885	39,833
Income tax expense	57,075	54,264	163,270	142,060
Depreciation and amortization	33,564	32,430	98,216	93,051
Share-based compensation	4,194	2,611	11,080	9,673
Rationalization charges	1,882	(807)	1,882	(334)
Acquisition related costs	6,558	2,107	12,317	6,759
EBITDA, as adjusted	$283,690	$259,215	$797,520	$703,198

NYSE:BLD	October 31, 2023	topbuild.com

TopBuild Corp.

Acquisition Adjusted Net Sales (Unaudited)

(in thousands)

	2022	2023			Trailing Twelve Months Ended
	Q4	Q1	Q2	Q3	September 30, 2023
Net Sales	$1,264,543	$1,265,238	$1,317,262	$1,326,120	$5,173,163
Acquisitions proforma adjustment †	45,575	30,745	25,753	4,258	106,331
Net sales, acquisition adjusted	$1,310,118	$1,295,983	$1,343,015	$1,330,378	$5,279,494

† Trailing 12 months sales have been adjusted for the pro forma effect of acquired branches

NYSE:BLD	October 31, 2023	topbuild.com

TopBuild Corp.

2023 Estimated Adjusted EBITDA Range (Unaudited)
(in millions)

	Twelve Months Ending December 31, 2023
	Low	High
Estimated net income	$597.0	625.0
Adjustments to arrive at estimated EBITDA, as adjusted:
Interest expense and other, net	54.0	51.0
Income tax expense	210.0	219.0
Depreciation and amortization	133.0	131.0
Share-based compensation	15.0	14.0
Acquisition related costs	16.0	15.0
Estimated EBITDA, as adjusted	$1,025.0	$1,055.0

NYSE:BLD	October 31, 2023	topbuild.com